TERRA NITROGEN COMPANY, L.P.

Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Terra Nitrogen Company, L.P. (TNCLP) for the period ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Dennis P. Kelleher, Senior Vice President and Chief Financial Officer of Terra Nitrogen GP Inc., the general partner of TNCLP, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of TNCLP as of and for the periods covered in the Report.

/s/ DENNIS P. KELLEHER
Dennis P. Kelleher Senior Vice President and Chief Financial Officer of Terra Nitrogen GP Inc., general partner of Terra Nitrogen Company, L.P. (Principal Financial Officer)

Date:	February 25, 2016